EXHIBIT 99.1

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2005-B-M

TERM SHEET

Subject to Revision

The Issuer

AmeriCredit Automobile Receivables Trust 2005-B-M, or the issuer, is a Delaware statutory trust. The issuer will issue the notes and be liable for their payment. The issuer’s principal asset will be a pool of automobile loans.

The Seller

AFS SenSub Corp., or the seller, is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit. The seller will sell the automobile loans to the issuer.

The Servicer

AmeriCredit Financial Services, Inc., or AmeriCredit, or the servicer, is a Delaware corporation. AmeriCredit either purchased the automobile loans without recourse from automobile dealers and other third-party lenders or originated the automobile loans directly with consumers and will service the automobile loans on behalf of the issuer. AmeriCredit will sell the automobile loans to the seller.

The Insurer

MBIA Insurance Corporation, or MBIA, is a New York stock insurance company. MBIA will issue a policy, which will guarantee the payment of timely interest and certain payments of principal due on the notes, but only as described in the section of the prospectus supplement titled “The Policy.”

The Trustee

Wells Fargo Bank, National Association, or Wells Fargo, is a national banking association. Wells Fargo will be the trust collateral agent, the indenture trustee and the backup servicer.

Statistical Calculation Date

May 2, 2005. This is the date that was used in preparing the statistical information presented in this term sheet.

Initial Cutoff Date

May 25, 2005. The issuer will receive amounts collected on the automobile loans after this date.

Closing Date

On or about June 2, 2005.

Description of the Securities

The issuer will issue four classes of its asset backed notes. The notes are designated as the “Class A-1 Notes,” the “Class A-2 Notes,” the “Class A-3 Notes” and the “Class A-4 Notes.”

Each class of notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed in the following table:

	Initial Note		Final Scheduled
Class	Principal Balance	Interest Rate	Distribution Date
A-1	$215,000,000	___%	June 6, 2006
A-2	$368,000,000	___%	September 8, 2008
A-3	$317,000,000	___%	January 6, 2010
A-4	$300,000,000	LIBOR + ___%	May 7, 2012

LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR determination date.

LIBOR will be determined on the following dates:

•	May 31, 2005 for the period from the day of the closing to the first distribution date; and

•	thereafter, the second London business day prior to the prior distribution date.

The notes will initially be issued in book-entry form only and will be issued in minimum denominations of $1,000 and multiples of $1,000.

The notes will not be listed on any securities exchange.

You may hold your notes through DTC in the United States or through Clearstream Banking, société anonyme or the Euroclear System in Europe.

The notes will be secured solely by the pool of automobile loans and the other assets of the issuer which are described under the section entitled “The Trust Property.”

Distribution Dates

•	The distribution date will be the sixth day of each month, subject to the business day rule set forth below, commencing on July 6, 2005. If AmeriCredit is no longer acting as servicer, the distribution date will be the tenth day of each month.

•	Insured distributions:

Subject to the terms of the note guaranty insurance policy, MBIA will make payment of any unpaid interest and certain payments of principal due on each distribution date.

•	Business day rule:

If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

•	Record dates:

The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

Interest

Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the closing date.

Interest on the Class A-1 Notes and the Class A-4 Notes will be calculated on an “actual/360” basis.

Interest on the Class A-2 Notes and the Class A-3 Notes will be calculated on a “30/360” basis.

Principal

•	Principal of the notes will be payable on each distribution date in an amount equal to

(1)	100% of the principal amortization which occurred in the automobile loan pool during the prior calendar month, but not to exceed the amount necessary to build and maintain the amount of overcollateralization required by MBIA, plus

(2)	the amount of excess interest collected on the automobile loans during the prior calendar month, after paying interest on the notes, paying other expenses and depositing to the spread account the amount required by MBIA, which will be used to pay principal on the notes on that distribution date, but only as necessary to build and maintain the amount of overcollateralization required by MBIA.

The outstanding principal balance of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

•	The classes of notes are “sequential pay” classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

-	first, the Class A-1 Notes will be paid off;

-	once the Class A-1 Notes are paid off, the Class A-2 Notes will begin to amortize until they are paid off;

-	once the Class A-2 Notes are paid off, the Class A-3 Notes will begin to amortize until they are paid off; and

-	once the Class A-3 Notes are paid off, the Class A-4 Notes will begin to amortize until they are paid off.

The Trust Property

The issuer’s assets will principally include:

•	a pool consisting primarily of “sub-prime” automobile loans, which are secured by new and used automobiles, light duty trucks and vans;

•	collections on the automobile loans received after May 25, 2005;

•	the security interests in the vehicles securing the automobile loan pool;

•	the pre-funding account;

•	the loan files;

•	an assignment of all rights to proceeds from claims on insurance policies covering the vehicles or the obligors;

•	an assignment of all rights to proceeds from liquidating the automobile loans;

•	an assignment of the seller’s rights against dealers under agreements between AmeriCredit and the dealers;

•	an assignment of the seller’s rights against third-party lenders under agreements between AmeriCredit and third-party lenders;

•	amounts held in the pre-funding account, the collection account, the lockbox accounts, the capitalized interest account and the note distribution account;

•	all proceeds from the items described above; and

•	rights under the transaction documents.

The Automobile Loan Pool

The automobile loans consist of motor vehicle retail installment sale contracts originated by dealers or by third-party lenders and then acquired by AmeriCredit or motor vehicle loans originated by

AmeriCredit directly with consumers. The automobile loans were made primarily to individuals with modest incomes or who have experienced prior credit difficulties and generally have credit bureau scores ranging from 500 to 700.

Statistical Information

The statistical information in this term sheet is based on the automobile loans in the pool as of May 2, 2005. The statistical distribution of the characteristics of the automobile loan pool as of the initial cutoff date, which is May 25, 2005 will vary somewhat from the statistical distribution of those characteristics as of May 2, 2005, although that variance will not be material.

•	As of May 2, 2005 the automobile loans in the pool had:

-	an aggregate principal balance of $863,487,480.35;

-	a weighted average annual percentage rate of approximately 16.73%;

-	a weighted average original maturity of approximately 64 months;

-	a weighted average remaining maturity of approximately 63 months; and

-	an individual remaining term of not more than 72 months and not less than 3 months.

•	As of May 25, 2005 the automobile loans in the pool are expected to have an aggregate principal balance of approximately $1,100,000,000, which, together with the aggregate principal balance of automobile loans anticipated to be purchased with amounts on deposit in the pre-funding account, provides approximately 7.5% of initial overcollateralization.

Pre-Funding Feature

Approximately $182,500,000 of the proceeds of the notes will be held by Wells Fargo in a pre-funding account, and will be used to purchase additional automobile loans from the seller. The issuer will purchase the additional automobile loans from time to time on or before September 2, 2005, from funds on deposit in this account.

These additional automobile loans will also have been originated by dealers or third-party lenders and then acquired by AmeriCredit or originated by AmeriCredit directly with consumers, and will not be materially different from the automobile loans acquired by the issuer on the closing date.

The Insurance Policy

On the day of the closing, MBIA will issue a note guaranty insurance policy for the benefit of the noteholders. Under this policy, MBIA will unconditionally and irrevocably guarantee the payments of interest and certain payments of principal due on the notes during the term of the policy, but only as described in the section of the prospectus supplement titled “The Policy.”

Subject to the terms of the note guaranty insurance policy, the policy guarantees:

•	monthly interest on the notes (net of certain shortfalls);

•	principal of each note on its final scheduled distribution date;

•	certain limited principal payments of the notes on any distribution date that the outstanding principal balance of the notes exceeds the aggregate receivables balance and amounts on deposit in the pre-funding account, if any, in order to maintain parity; and

•	subject to certain conditions, any payments previously distributed to the noteholders that must be returned as preference payments to a trustee in bankruptcy.

If, on any distribution date, the noteholders would not otherwise receive the full amount of certain payments then due to them, the shortfall will be paid either from funds available from a spread account or from the proceeds of a drawing under the policy in accordance with its terms.

Optional Redemption

The notes then outstanding may be redeemed in whole, but not in part, on any distribution date on which the servicer exercises its “clean-up call” option to purchase the automobile loan pool. This can only occur after the pool balance declines to 10% or less of its original balance (including additional receivables purchased during the pre-funding period). The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest plus any amounts remaining unpaid to MBIA under the insurance agreement. MBIA’s consent to the exercise of the clean-up call is required if the clean-up call would result in a claim on the note guaranty insurance policy.

Mandatory Redemption

•	Generally, each class of notes will be redeemed in part on the distribution date in October 2005 in the event that any pre-funding account moneys remain unused on September 2, 2005. The principal amount of each class of notes to be redeemed will be an amount equal to that class’ pro rata share of the remaining amount. However, if the amount remaining on deposit in the pre-funding account is $100,000 or less, that amount will be applied exclusively to reduce the outstanding principal balance of the class of notes then entitled to receive principal distributions.

•	Upon the occurrence of an event of default under the indenture, the notes may be accelerated and subject to immediate payment at par, plus accrued interest. So long as MBIA is not in default, the power to accelerate the notes will be held by MBIA. The policy issued by MBIA does not guarantee payment of any amounts that become due on an accelerated basis, unless MBIA elects, in its sole discretion, to pay those amounts in whole or in part.

Sale of Receivables

The servicer may direct the issuer to sell receivables that are more than 60 days delinquent to a third party that is unaffiliated with the servicer, the seller and the issuer. Delinquent receivables may be sold only if the sale proceeds received are at least equal to certain minimum sale proceeds set forth in the sale and servicing agreement. In no event may more than 20% of the sum of the initial and subsequent number of receivables in the pool be sold by the issuer in this manner.

Federal Income Tax Consequences

For federal income tax purposes:

•	Dewey Ballantine LLP, tax counsel, is of the opinion that the notes will be characterized as indebtedness and the issuer will not be characterized as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the note as indebtedness.

•	Interest on the notes will be taxable as ordinary income:

-	when received by a holder using the cash method of accounting, and

-	when accrued by a holder using the accrual method of accounting.

•	Dewey Ballantine LLP has prepared the discussion under “Material Federal Income Tax Consequences” in the prospectus supplement and “Material Federal Income Tax Consequences” in the prospectus and is of the opinion that such discussions as they relate to federal income tax matters and to the extent that they constitute matters of law or legal conclusions with respect thereto, are correct in all material respects.

ERISA Considerations

Subject to the important considerations described under “ERISA Considerations” in the prospectus supplement, pension, profit-sharing and other employee benefit plans may purchase notes. Fiduciaries of such plans should consult with counsel regarding the applicability of the provisions of ERISA before purchasing a note.

Legal Investment

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

Rating of the Notes

The notes must receive at least the following ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service and Fitch Inc. in order to be issued:

Class	Rating
	S&P	Moody's	Fitch
A-1	A-1+	Prime-1	F1+
A-2	AAA	Aaa	AAA
A-3	AAA	Aaa	AAA
A-4	AAA	Aaa	AAA

The initial automobile loan pool’s composition, distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:

Composition of the Initial Automobile Loans
as of the Statistical Calculation Date

	New	Used	Total
Aggregate Principal Balance(1)	$285,036,517.75	$578,450,962.60	$863,487,480.35

Number of Automobile Loans	13,353	38,629	51,982

Percent of Aggregate Principal Balance	33.01%	66.99%	100.00%

Average Principal Balance	$21,346.25	$14,974.53	$16,611.28
Range of Principal Balances	($260.93 to $72,772.77)	($250.84 to $64,848.41)	($250.84 to $72,772.77)

Weighted Average APR(1)	15.19%	17.48%	16.73%
Range of APRs	(1.90% to 25.95%)	(5.95% to 30.00%)	(1.90% to 30.00%)

Weighted Average Remaining Term	67	62	63
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )	(3 to 72 months )

Weighted Average Original Term	68	62	64
Range of Original Terms	(24 to 72 months )	(12 to 72 months )	(12 to 72 months

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Initial Automobile Loans by APR
as of the Statistical Calculation Date

		% of		% of Total
		Aggregate	Number of	Number of
	Aggregate Principal	Principal	Automobile	Automobile
Distribution of the Initial Automobile Loans by APR as of the Statistical Calculation Date	Balance(1)	Balance(2)	Loans	Loans(2)
1.000% to 1.999%	$236,503.25	0.03%	10	0.02%
2.000% to 2.999%	297,768.42	0.03%	13	0.03%
3.000% to 3.999%	816,392.43	0.09%	33	0.06%
4.000% to 4.999%	653,196.36	0.08%	27	0.05%
5.000% to 5.999%	984,816.96	0.11%	43	0.08%
6.000% to 6.999%	1,478,482.22	0.17%	66	0.13%
7.000% to 7.999%	2,037,012.58	0.24%	96	0.18%
8.000% to 8.999%	7,948,699.01	0.92%	395	0.76%
9.000% to 9.999%	32,163,376.53	3.72%	1,629	3.13%
10.000% to 10.999%	25,669,919.39	2.97%	1,261	2.43%
11.000% to 11.999%	32,193,346.21	3.73%	1,613	3.10%
12.000% to 12.999%	49,699,006.38	5.76%	2,568	4.94%
13.000% to 13.999%	47,419,573.69	5.49%	2,445	4.70%
14.000% to 14.999%	56,350,459.55	6.53%	3,023	5.82%
15.000% to 15.999%	65,259,464.51	7.56%	3,510	6.75%
16.000% to 16.999%	82,561,587.78	9.56%	4,577	8.80%
17.000% to 17.999%	113,895,336.93	13.19%	6,846	13.17%
18.000% to 18.999%	130,413,188.82	15.10%	8,237	15.85%
19.000% to 19.999%	87,324,328.69	10.11%	6,080	11.70%
20.000% to 20.999%	64,549,144.28	7.48%	4,669	8.98%
21.000% to 21.999%	44,084,878.11	5.11%	3,359	6.46%
22.000% to 22.999%	11,020,895.17	1.28%	881	1.69%
23.000% to 23.999%	3,851,643.82	0.45%	355	0.68%
24.000% to 24.999%	2,276,765.95	0.26%	215	0.41%
25.000% to 25.999%	141,678.92	0.02%	14	0.03%
26.000% to 26.999%	28,290.03	0.00%	4	0.01%
27.000% to 27.999%	35,122.81	0.00%	3	0.01%
28.000% to 28.999%	44,553.28	0.01%	5	0.01%
29.000% to 29.999%	42,334.93	0.00%	4	0.01%
30.000% to 30.999%	9,713.34	0.00%	1	0.00%

TOTAL	$863,487,480.35	100.00%	51,982	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.

(2)	Percentages may not add to 100% because of rounding.

Distribution of the Initial Automobile Loans by Geographic Location
of Obligor as of the Statistical Calculation Date

		% of		% of Total
		Aggregate	Number of	Number
	Aggregate Principal	Principal	Automobile	of Automobile
State	Balance(1)	Balance(2)	Loans	Loans(2)
Alabama	$14,361,327.54	1.66%	872	1.68%
Alaska	1,199,552.79	0.14%	64	0.12%
Arizona	15,760,401.82	1.83%	943	1.81%
Arkansas	8,724,500.51	1.01%	536	1.03%
California	92,105,368.78	10.67%	4,788	9.21%
Colorado	9,390,142.36	1.09%	541	1.04%
Connecticut	6,000,295.89	0.69%	376	0.72%
Delaware	3,032,136.10	0.35%	177	0.34%
District of Columbia	1,360,663.72	0.16%	85	0.16%
Florida	94,770,434.75	10.98%	5,490	10.56%
Georgia	27,247,379.89	3.16%	1,640	3.15%
Hawaii	3,867,366.13	0.45%	213	0.41%
Idaho	1,753,423.07	0.20%	113	0.22%
Illinois	33,309,198.63	3.86%	2,146	4.13%
Indiana	16,233,886.04	1.88%	1,093	2.10%
Iowa	3,809,908.08	0.44%	247	0.48%
Kansas	6,092,019.44	0.71%	363	0.70%
Kentucky	13,178,497.32	1.53%	896	1.72%
Louisiana	16,027,357.65	1.86%	934	1.80%
Maine	6,023,640.37	0.70%	400	0.77%
Maryland	19,210,912.52	2.22%	1,163	2.24%
Massachusetts	12,257,465.75	1.42%	755	1.45%
Michigan	19,360,549.36	2.24%	1,304	2.51%
Minnesota	9,019,150.80	1.04%	586	1.13%
Mississippi	12,812,443.58	1.48%	741	1.43%
Missouri	11,887,669.43	1.38%	748	1.44%
Nebraska	1,910,257.79	0.22%	131	0.25%
Nevada	12,287,045.04	1.42%	647	1.24%
New Hampshire	4,406,006.45	0.51%	292	0.56%
New Jersey	19,166,212.35	2.22%	1,171	2.25%
New Mexico	7,892,807.79	0.91%	463	0.89%
New York	38,483,068.14	4.46%	2,491	4.79%
North Carolina	25,741,096.82	2.98%	1,515	2.91%
Ohio	41,873,470.05	4.85%	2,852	5.49%
Oklahoma	9,389,366.36	1.09%	582	1.12%
Oregon	7,689,745.30	0.89%	480	0.92%
Pennsylvania	40,973,153.57	4.75%	2,688	5.17%
Rhode Island	2,047,002.76	0.24%	122	0.23%
South Carolina	11,218,696.88	1.30%	680	1.31%
Tennessee	16,287,462.88	1.89%	1,063	2.04%
Texas	98,108,463.57	11.36%	5,471	10.52%
Utah	4,351,087.12	0.50%	261	0.50%
Vermont	2,094,436.75	0.24%	135	0.26%
Virginia	22,613,164.86	2.62%	1,347	2.59%
Washington	14,705,876.26	1.70%	852	1.64%
West Virginia	7,154,038.75	0.83%	481	0.93%
Wisconsin	13,633,683.14	1.58%	877	1.69%
Other (3)	2,665,645.40	0.31%	167	0.32%

TOTAL	$863,487,480.35	100.00%	51,982	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	States with Aggregate Principal Balances less than $1,000,000.

Yield and Prepayment Considerations

     Prepayments can be made on any of the automobile loans at any time. If prepayments are received on the automobile loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the automobile loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an automobile loan.

     The rate of prepayments on the automobile loans may be influenced by a variety of economic, social, and other factors, including the fact that no obligor under an automobile loan may sell or transfer that automobile loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the automobile loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit’s assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the automobile loans will be borne solely by the noteholders.

     The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the automobile loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

     Prepayments on automobile loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of automobile loans in a pool of loans. ABS also assumes that all of the automobile loans in a pool are the same size, that all of those automobile loans amortize at the same rate, and that for every month that any individual automobile loan is outstanding, payments on that particular automobile loan will either be made as scheduled or the automobile loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 automobile loans, if a 1% ABS were used, that would mean that 100 automobile loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not a historical description of prepayment experience on pools of automobile loans or a prediction of the anticipated rate of prepayment on either the pool of automobile loans involved in this transaction or on any pool of automobile loans. It should not be assumed that the actual rate of prepayments on the automobile loans will be in any way related to the percentage of prepayments that are assumed for ABS.

     The tables below which are captioned “Percent of Initial Note Principal Balance at Various ABS Percentages” are based on ABS and were prepared using the following assumptions:

•	the trust property includes five pools of automobile loans with the characteristics set forth in the following table;

•	all prepayments on the automobile loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

•	each scheduled monthly payment on the automobile loans is made on the last day of each month and each month has 30 days;

•	the initial principal amount of each class of notes is equal to the initial principal amount set forth on page 2 of this term sheet;

•	interest accrues on the notes at the following assumed coupon rates: Class A-1 Notes, 3.28%; Class A-2 Notes, 3.83%; Class A-3 Notes, 4.11%; and Class A-4 Notes, 4.20%;

•	payments on the notes are made on the sixth day of each month;

•	the notes are purchased on June 2, 2005;

•	the scheduled monthly payment for each automobile loan was calculated on the basis of the characteristics described in the following table and in such a way that each automobile loan would amortize in a manner that will be sufficient to repay the principal balance of that automobile loan by its indicated remaining term to maturity;

•	the first due date for each automobile loan is the last day of the month of the assumed cutoff date for that automobile loan as set forth in the following table;

•	certain trust performance triggers are met and the target overcollateralization level decreases (i) by 1.0%, from 15.0% to 14.0%, on the 24th distribution date, (ii) by 1.0%, from 14.0% to 13.0%, on the 30th distribution date and (iii) by 1.0%, from 13.0% to 12.0%, on the 36th distribution date;

•	all of the pre-funding account money is used to purchase additional automobile loans;

•	the servicer exercises its “clean-up call” option to purchase the automobile loans at the earliest opportunity;

•	accelerated principal will be paid on each class of the notes on each distribution date as necessary to build and maintain the overcollateralization required by MBIA; and

•	the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to MBIA.

				Remaining
				Term to
	Aggregate Principal	Gross	Assumed	Maturity	Seasoning
Pool	Balance	APR	Cutoff Date	(in Months)	(in Months)
1	$12,702,010.76	18.357%	06/01/05	30	11
2	$40,218,574.77	18.540%	06/01/05	47	1
3	$538,385,919.41	17.831%	06/01/05	59	1
4	$508,693,495.06	15.377%	06/01/05	70	1
5	$197,297,297.30	16.728%	07/01/05	64	0

     The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

     The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the automobile loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the automobile loans will prepay at a constant level of ABS until maturity or that all of the automobile loans will prepay at the same level of ABS. Moreover, the automobile loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the automobile loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the automobile loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

     The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the weighted average life of a class of notes is determined by:

•	multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

•	adding the results, and

•	dividing the sum by the related initial principal amount of the note.

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
AT VARIOUS ABS PERCENTAGES

	Class A-1 Notes				Class A-2 Notes
Distribution Date	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100	100	100	100	100
7/6/05	91	86	82	78	100	100	100	100
8/6/05	79	68	61	51	100	100	100	100
9/6/05	68	51	39	25	100	100	100	100
10/6/05	56	34	18	0	100	100	100	100
11/6/05	45	17	0	0	100	100	99	85
12/6/05	33	0	0	0	100	100	87	71
1/6/06	21	0	0	0	100	91	77	62
2/6/06	12	0	0	0	100	85	70	52
3/6/06	6	0	0	0	100	79	62	42
4/6/06	0	0	0	0	100	73	55	33
5/6/06	0	0	0	0	97	68	47	23
6/6/06	0	0	0	0	93	62	40	14
7/6/06	0	0	0	0	90	56	32	5
8/6/06	0	0	0	0	86	50	25	0
9/6/06	0	0	0	0	82	45	18	0
10/6/06	0	0	0	0	78	39	11	0
11/6/06	0	0	0	0	75	33	4	0
12/6/06	0	0	0	0	71	28	0	0
1/6/07	0	0	0	0	67	22	0	0
2/6/07	0	0	0	0	63	17	0	0
3/6/07	0	0	0	0	59	11	0	0
4/6/07	0	0	0	0	55	6	0	0
5/6/07	0	0	0	0	51	0	0	0
6/6/07	0	0	0	0	49	0	0	0
7/6/07	0	0	0	0	45	0	0	0
8/6/07	0	0	0	0	40	0	0	0
9/6/07	0	0	0	0	36	0	0	0
10/6/07	0	0	0	0	32	0	0	0
11/6/07	0	0	0	0	27	0	0	0
12/6/07	0	0	0	0	25	0	0	0
1/6/08	0	0	0	0	20	0	0	0
2/6/08	0	0	0	0	15	0	0	0
3/6/08	0	0	0	0	11	0	0	0
4/6/08	0	0	0	0	6	0	0	0
5/6/08	0	0	0	0	1	0	0	0
6/6/08	0	0	0	0	0	0	0	0
7/6/08	0	0	0	0	0	0	0	0
8/6/08	0	0	0	0	0	0	0	0
9/6/08	0	0	0	0	0	0	0	0
10/6/08	0	0	0	0	0	0	0	0
11/6/08	0	0	0	0	0	0	0	0
12/6/08	0	0	0	0	0	0	0	0
1/6/09	0	0	0	0	0	0	0	0
2/6/09	0	0	0	0	0	0	0	0
3/6/09	0	0	0	0	0	0	0	0
4/6/09	0	0	0	0	0	0	0	0
5/6/09	0	0	0	0	0	0	0	0
6/6/09	0	0	0	0	0	0	0	0
7/6/09	0	0	0	0	0	0	0	0
8/6/09	0	0	0	0	0	0	0	0
9/6/09	0	0	0	0	0	0	0	0
10/6/09	0	0	0	0	0	0	0	0
11/6/09	0	0	0	0	0	0	0	0
12/6/09	0	0	0	0	0	0	0	0
1/6/10	0	0	0	0	0	0	0	0
2/6/10	0	0	0	0	0	0	0	0
3/6/10	0	0	0	0	0	0	0	0
4/6/10	0	0	0	0	0	0	0	0
5/6/10	0	0	0	0	0	0	0	0
6/6/10	0	0	0	0	0	0	0	0

Weighted Average Life (years)	0.44	0.31	0.26	0.22	1.99	1.23	0.95	0.75

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
AT VARIOUS ABS PERCENTAGES

	Class A-3 Notes				Class A-4 Notes
Distribution Date	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100	100	100	100	100
7/6/05	100	100	100	100	100	100	100	100
8/6/05	100	100	100	100	100	100	100	100
9/6/05	100	100	100	100	100	100	100	100
10/6/05	100	100	100	100	100	100	100	100
11/6/05	100	100	100	100	100	100	100	100
12/6/05	100	100	100	100	100	100	100	100
1/6/06	100	100	100	100	100	100	100	100
2/6/06	100	100	100	100	100	100	100	100
3/6/06	100	100	100	100	100	100	100	100
4/6/06	100	100	100	100	100	100	100	100
5/6/06	100	100	100	100	100	100	100	100
6/6/06	100	100	100	100	100	100	100	100
7/6/06	100	100	100	100	100	100	100	100
8/6/06	100	100	100	95	100	100	100	100
9/6/06	100	100	100	85	100	100	100	100
10/6/06	100	100	100	75	100	100	100	100
11/6/06	100	100	100	65	100	100	100	100
12/6/06	100	100	97	56	100	100	100	100
1/6/07	100	100	89	46	100	100	100	100
2/6/07	100	100	81	37	100	100	100	100
3/6/07	100	100	74	28	100	100	100	100
4/6/07	100	100	66	19	100	100	100	100
5/6/07	100	100	59	11	100	100	100	100
6/6/07	100	96	53	4	100	100	100	100
7/6/07	100	90	46	0	100	100	100	95
8/6/07	100	84	39	0	100	100	100	87
9/6/07	100	78	32	0	100	100	100	78
10/6/07	100	72	26	0	100	100	100	71
11/6/07	100	66	19	0	100	100	100	63
12/6/07	100	61	14	0	100	100	100	56
1/6/08	100	56	7	0	100	100	100	49
2/6/08	100	50	1	0	100	100	100	42
3/6/08	100	44	0	0	100	100	95	0
4/6/08	100	38	0	0	100	100	89	0
5/6/08	100	32	0	0	100	100	83	0
6/6/08	98	28	0	0	100	100	78	0
7/6/08	92	23	0	0	100	100	72	0
8/6/08	86	17	0	0	100	100	66	0
9/6/08	80	11	0	0	100	100	61	0
10/6/08	74	6	0	0	100	100	56	0
11/6/08	67	1	0	0	100	100	51	0
12/6/08	61	0	0	0	100	95	46	0
1/6/09	55	0	0	0	100	90	41	0
2/6/09	48	0	0	0	100	84	0	0
3/6/09	42	0	0	0	100	79	0	0
4/6/09	35	0	0	0	100	74	0	0
5/6/09	28	0	0	0	100	69	0	0
6/6/09	22	0	0	0	100	64	0	0
7/6/09	15	0	0	0	100	59	0	0
8/6/09	9	0	0	0	100	54	0	0
9/6/09	2	0	0	0	100	50	0	0
10/6/09	0	0	0	0	95	45	0	0
11/6/09	0	0	0	0	87	41	0	0
12/6/09	0	0	0	0	80	0	0	0
1/6/10	0	0	0	0	72	0	0	0
2/6/10	0	0	0	0	65	0	0	0
3/6/10	0	0	0	0	57	0	0	0
4/6/10	0	0	0	0	49	0	0	0
5/6/10	0	0	0	0	41	0	0	0
6/6/10	0	0	0	0	0	0	0	0

Weighted Average Life (years)	3.69	2.72	2.10	1.61	4.80	4.18	3.37	2.54

Delinquency and Loan Loss Information

     The following tables provide information relating to AmeriCredit’s delinquency and loan loss experience for each period indicated with respect to all automobile loans it has originated or purchased and serviced. This information includes the experience with respect to all automobile loans in AmeriCredit’s portfolio of automobile loans serviced during each listed period, including automobile loans which do not meet the criteria for inclusion in this securitization.

     AmeriCredit’s net charge-offs as an annualized percentage of average managed receivables outstanding may vary from period to period based upon the average age or seasoning of the portfolio and economic factors. As reflected below, AmeriCredit’s net charge-off percentage remained elevated during the 2003 and 2004 fiscal year-end periods. However, the increase in the June 30, 2004 fiscal year-end net charge-off percentage as compared to the fiscal year ended June 30, 2003, resulted primarily from the change in repossession charge-off policy implemented during the quarter ended December 31, 2003. AmeriCredit now charges off accounts when the automobile is legally available to be liquidated at auction. Previously, accounts were charged off at the time that repossessed inventory was liquidated at auction. The annualized net charge-off percentage for the quarter ended June 2004 was 5.1%, which was lower than the 7.4% annualized net charge-off rate for the quarter ended June 2003. This decrease was largely due to a stronger used car auction market and improved credit performance on automobile loans originated since February 2003.

     Delinquency percentages, as reflected in the following delinquency experience table, are subject to periodic fluctuation based on average age or seasoning of the portfolio, seasonality within the calendar year and economic factors. Due to the target customer base, a relatively high percentage of accounts become delinquent at some point in the life of the loan. Furthermore, a relatively high rate of account movement occurs between current and delinquent status in the portfolio.

     During periods of economic slowdown or recession, delinquencies, defaults, repossessions and losses generally increase. These periods also may be accompanied by decreased consumer demand for automobiles and declining values of automobiles securing outstanding automobile loans, which weakens collateral coverage and increases the amount of a loss in the event of default. Significant increases in the inventory of used automobiles during periods of economic recession may also depress the prices at which repossessed automobiles may be sold or delay the timing of these sales. Because AmeriCredit focuses on sub-prime borrowers, the actual rates of delinquencies, defaults, repossessions and losses on these loans are higher than those experienced in the general automobile finance industry and could be dramatically affected by a general economic downturn.

     We cannot assure you that the levels of delinquency and loss experience reflected in the following tables are indicative of the performance of the automobile loans included in the trust.

Delinquency Experience

     Bankrupt accounts which have not yet been charged off are included as delinquent accounts in the table below. All dollar amounts are in thousands of dollars.

	At March 31,				At June 30,
	2005		2004		2004		2003
	Number of		Number of		Number of		Number of
	Contracts	Amount	Contracts	Amount	Contracts	Amount	Contracts	Amount
Portfolio at end of period(1)	947,264	$10,990,759	1,035,881	$12,356,630	1,011,671	$11,922,802	1,160,339	$14,888,778
Period of Delinquency(2)
31-60 days(3)	48,951	$539,199	57,348	$676,199	65,422	$748,014	96,302	$1,220,063
61-90 days	11,431	119,257	13,757	159,898	16,321	184,750	26,093	329,095
91 days or more	10,033	76,664	9,502	88,719	10,920	95,528	14,462	166,503

Total Delinquencies	70,415	$735,120	80,607	$924,816	92,663	$1,028,292	136,857	$1,715,661
Repossessed Assets(4)	2,194	27,549	3,665	49,264	2,559	33,250	12,406	172,937

Total Delinquencies and Repossessed Assets	72,609	$762,669	84,272	$974,080	95,222	$1,061,542	149,263	$1,888,598

Total Delinquencies as a Percentage of the Portfolio	7.5%	6.7%	7.8%	7.5%	9.2%	8.6%	11.8%	11.5%
Total Repossessed Assets as a Percentage of the Portfolio(4)	0.2%	0.2%	0.3%	0.4%	0.2%	0.3%	1.1%	1.2%

Total Delinquencies and Repossessed Assets as a Percentage of the Portfolio	7.7%	6.9%	8.1%	7.9%	9.4%	8.9%	12.9%	12.7%

(1)	All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest.

(2)	AmeriCredit considers a loan delinquent when an obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.

(3)	Amounts shown do not include loans which are less than 31 days delinquent.

(4)	Beginning with the quarter ended December 31, 2003, AmeriCredit revised its repossession charge-off policy. AmeriCredit now charges-off accounts when the automobile is repossessed and legally available for disposition. Previously, AmeriCredit charged off accounts at the time that repossessed inventory was liquidated at auction.

Loan Loss Experience

(dollars in thousands)

	Nine Months Ended		Fiscal Year Ended
	March 31,		June 30,
	2005	2004	2004	2003
Period-End Principal	$10,990,759	$12,356,630	$11,922,802	$14,888,778
Outstanding(1)
Average Month-End Amount Outstanding During the Period(1)	11,328,043	13,527,888	13,181,828	15,736,512
Net Charge-Offs(2)(4)	530,276	793,380	947,062	1,026,657
Net Charge-Offs as a Percentage of Period-End Principal Outstanding(3)(4)	6.4%	8.5%	7.9%	6.9%
Net Charge-Offs as a Percentage of Average Month-End Amount Outstanding(3)(4)	6.2%	7.8%	7.2%	6.5%

(1)	All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest.

(2)	Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from obligors on deficiency balances.

(3)	Results for the nine months ended March 31 are annualized.

(4)	Beginning with the quarter ended December 31, 2003, AmeriCredit revised its repossession charge-off policy. AmeriCredit now charges-off accounts when the automobile is repossessed and legally available for disposition. Previously, AmeriCredit charged off accounts at the time that repossessed inventory was liquidated at auction.